UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 15, 2008

LINEAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 432-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 15, 2008, Linear Technology Corporation issued a press release titled “Linear Technology reports quarterly and year over year increases in revenues and earnings per share and increases it’s quarterly cash dividend from $0.18 to $0.21 per share.”  The text of the Company’s press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	On January 15, 2008, Linear Technology reports quarterly and year over year increases in revenues and earnings per share and increases it’s quarterly cash dividend from $0.18 to $0.21 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

Date:	January 15, 2008
		By:	/s/ Paul Coghlan
Paul Coghlan
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Text of press release, dated January 15, 2008 titled “Linear Technology reports quarterly and year over year increases in revenues and earnings per share and increases it’s quarterly cash dividend from $0.18 to $0.21 per share.”